GRANUM VALUE FUND
                         a series of Granum Series Trust


                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 2001


Effective February 8, 2002, the Fund may invest a portion of its assets in shares of exchange traded funds ("ETFs") and other similar instruments. The Fund may also effect short sales of ETF shares and these other instruments, subject to certain limits, to hedge against a market downturn. The Investment Adviser may use these investments and investment techniques to adjust the Fund's exposure to the general market or industry sectors and to manage the Fund's risk exposure.

ETF shares are shares of exchange traded registered investment companies that hold a portfolio of common stocks designed to track the performance of a particular index. Instruments that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs are not registered as investment companies. ETFs and other similar instruments involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF or other instrument.

A short sale involves the sale of ETF shares (or other securities) that the Fund does not own in anticipation of purchasing the shares (or securities) in the future at a lower price. If the price of the securities sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the securities sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

The date of this Supplement is February 8, 2002.



                                GRANUM VALUE FUND
                         a series of Granum Series Trust


                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2001


     The following modifies the disclosure that is set forth on page B-3 of the Statement of Additional Information of Granum Value Fund (the "Fund") under the caption "Investment Policies and Practices:"

     "EXCHANGE TRADED FUNDS AND OTHER SIMILAR INSTRUMENTS - Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the Investment Company Act of 1940 (the "1940 Act") that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

     "Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the 1940 Act.

     "Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

     "Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Investment Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

     "The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments). The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate "long" exposure relating to these investment positions would exceed 25% of the Fund's net assets. If, as a result of market movements, these investment positions represent more than 30% of value of the Fund's net assets, the Investment Adviser will reduce the Fund's positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund's net assets."

     The following modifies the disclosure set forth on page B-6 of the Statement of Additional Information under the caption "Investment Policies and Practices:"

     "SECURITIES OF OTHER INVESTMENT COMPANIES - The Fund may invest in ETF shares which are the securities of other registered investment companies. Any investment by a Fund in ETF shares will be subject to the limitations on a registered investment company's investments in other investment companies contained in the 1940 Act. In the event that the Fund's holdings in ETFs exceed certain limits, the Fund's ability to redeem ETF shares may be limited by the 1940 Act, which provides that under those circumstances, the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. In addition, under those circumstances, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the ETF shares and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETF shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such ETF's securities.

     "Registered investment companies such as ETFs pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund."

         The following modifies the disclosure that is set forth on page B-8 of the Statement of Additional Information under the caption "Investment Policies and Practices - Short Sales:"

     "SHORT SALES - "The Fund may effect short sales of securities with respect to shares of ETFs and other similar instruments. When the Fund effects a short sale, it will sell ETF shares (or other securities) that it does not own in anticipation of purchasing the same shares (or securities) in the future at a lower price. The cash proceeds of the short sale will be held by the broker effecting the short sale. In these transactions, the Fund's broker borrows the securities sold short and is obligated to return those securities to the lender at a later time. The Fund closes its short position by subsequently purchasing the securities sold short, which are then available to the broker to return to the lender. When the Fund effects a short sale of securities, it must maintain a combination of cash with the broker, and cash or liquid securities maintained in a segregated account, with a value equal to the current market value of the securities sold short. The Fund may not sell shares of an ETF or other similar instrument short or enter into a transaction in a stock index option if, as a result of the short sale or transaction, the aggregate "short" exposure relating to these investment positions would exceed 25% of the Fund's net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund's net assets, the Investment Adviser will reduce the Fund's positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund's net assets.

     "If the price of the securities sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the securities sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason, short selling is considered to be a speculative investment practice. The limited use of this practice, however, permits the Funds to hedge against a market downturn.

     "The Fund may also effect short sales 'against the box' to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the 20% and 30% limitations described above. However, if a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding."

     The following modifies the disclosure that is set forth on page B-14 of the Fund's Statement of Additional Information under the caption "Investment Policies and Practices - Limitations on Options on Securities and Securities Indices:"

     "These limitations are separate from the limitations described above under the captions 'Exchange Traded Funds and Other Similar Instruments' and 'Short Sales'."

     The following modifies the disclosure regarding non-fundamental investment restriction 1 that is set forth on page B-16 of Fund's Statement of Additional
Information:

     "1. The Fund may not make short sales of securities (other than short sales "against-the-box") or purchase securities on margin; provided, however, that: (i) the Fund may effect short sales of shares of ETFs and short sales of other similar instruments representing interests in an index or basket of securities, subject to the limitation that the aggregate exposure relating to ETF shares and such other instruments sold short and "short" positions in stock index options does not, as a result of any transaction, exceed 25% of the value of the Fund's net assets, and subject to the further limitation that if, as a result of market movements, these investment positions represent an exposure exceeding 30% of the value of the Fund's net assets, the Investment Adviser will reduce the Fund's positions in an orderly manner, and as soon as practicable, to constitute not more than 30% of net assets; and (ii) the Fund may make margin deposits in connection with its permitted investment activities".

     The date of this Supplement is February 8, 2002.